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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported)  February 14, 2000


                     BIO-RAD LABORATORIES, INC.
   _________________________________________________________________
           (Exact Name of Registrant as Specified in Charter)


   A Delaware Corporation             1-7928              94-1381833
   _________________________________________________________________
   (State or Other Jurisdiction     (Commission        (IRS Employer
      of Incorporation)              File  Number)  Identification No.)


   1000 Alfred Nobel Drive, Hercules, California               94547
   _________________________________________________________________
   (Address of Principal Executive Offices)                 (Zip Code)

   Registrant's telephone number, including area code  (510)724-7000


                               No Change
   _________________________________________________________________
     (Former Name or Former Address, if Changed Since Last Report)










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         ITEM 5.   OTHER EVENTS

                    On February 14, 2000, Bio-Rad Laboratories, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1.


          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits

               The exhibits to this report are listed in the accompanying Index to Exhibits.
















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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BIO-RAD LABORATORIES, INC.
                                               (Registrant)


          Date:  February 16, 2000      By: /s/ Thomas C. Chesterman
                                            Thomas C. Chesterman
                                            Vice President and
                                            Chief Financial Officer





















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                              BIO-RAD LABORATORIES, INC.

                                  INDEX TO EXHIBITS

                                      ITEM 7(c)

          The following documents are filed as part of this report:

          Exhibit Number      Description

              99.1 Press Release dated February 14, 2000 referred to in Item 5 above.













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